UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-21883

Oppenheimer Rochester Ohio Municipal Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: March 31

Date of reporting period: 6/30/2017

Item 1. Schedule of Investments.

STATEMENT OF INVESTMENTS June 30, 2017 Unaudited

Principal Amount		Coupon	Maturity	Value
Municipal Bonds and Notes—112.7%
Ohio—98.4%
$1,000,000	American Municipal Power, OH (Prairie State Energy Campus)[1]	5.750%	02/15/2039	$1,076,450
100,000	Blue Ash, OH Tax Increment Financing (Duke Realty)[1]	5.000	12/01/2035	101,267
1,000,000	Bowling Green, OH State University[1]	5.000	06/01/2042	1,135,070
70,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)[1]	5.875	06/01/2030	69,069
2,335,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)[1]	5.875	06/01/2047	2,289,748
3,480,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)[1]	6.000	06/01/2042	3,438,588
1,000,000	Butler County, OH Hospital Facilities (Kettering Health Network/Kettering Medical Center Obligated Group)[1]	6.375	04/01/2036	1,128,740
500,000	Butler County, OH Port Authority (Maple Knoll Communities)[1]	7.000	07/01/2043	523,560
25,000	Cambridge, OH Multifamily Hsg. (Cambridge Heights)[1]	6.150	01/20/2050	26,824
1,980,000	Centerville, OH Health Care (Bethany Lutheran Village)[1]	5.750	11/01/2022	2,012,254
500,000	Cincinnati, OH GO1	5.000	12/01/2036	546,655
200,000	Clermont County, OH Port Authority (West Clermont Local School District)[1]	5.000	12/01/2035	231,982
155,000	Cleveland, OH Airport (Continental Airlines)[1]	5.375	09/15/2027	155,437
1,000,000	Cleveland, OH Airport System[1]	5.000	01/01/2031	1,104,050
500,000	Cleveland-Cuyahoga County, OH Port Authority (Forest Hill Park Apartments)[1,2]	5.375	09/01/2045	377,015
500,000	Cleveland-Cuyahoga County, OH Port Authority (Port Cleveland)[1]	5.000	11/15/2026	563,005
2,080,000	Columbus-Franklin County, OH Finance Authority (Central Ohio Regional Bond Fund)[1]	5.375	11/15/2039	2,089,381
1,225,000	Columbus-Franklin County, OH Finance Authority (Central Ohio Regional Bond Fund)[1]	6.500	11/15/2039	1,235,596
695,000	Columbus-Franklin County, OH Finance Authority, Series A1	6.000	05/15/2035	699,837
360,000	Cuyahoga County, OH Economic Devel. (Medical Mart Center)[1]	5.250	12/01/2025	406,714
200,000	Cuyahoga County, OH Multifamily (Allerton Apartments)[1]	5.400	08/20/2048	204,414
1,000,000	Cuyahoga County, OH Multifamily (Vesta-Cleveland)[1]	5.300	08/20/2034	1,001,730
405,000	Dayton, OH Airport (James M. Cox International Airport)[1]	5.000	12/01/2027	448,517
1,270,000	Dayton, OH Airport (James M. Cox International Airport)[1]	5.000	12/01/2029	1,447,482
745,000	Dayton-Montgomery County, OH Port Authority (AHA-CJ McLin Hsg.)[1]	5.000	03/01/2051	745,380
700,000	Dayton-Montgomery County, OH Port Authority (Dayton Regional Bond Fund-Maverick)[1]	5.125	05/15/2022	700,357
25,000	Felicity, OH Water System[1]	6.875	08/01/2024	25,075
95,000	Franklin County, OH Multifamily Hsg. (Agler Green)[1]	5.800	05/20/2044	95,142

1      OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
Ohio (Continued)
$1,000,000	Gallia County, OH Hospital Facilities (Holzer/HHlthS/ HMCG/HMCJ Obligated Group)[1]	8.000%	07/01/2042	$1,155,910
3,100,000	Greene County, OH (Greene Town Center)[1]	8.000	12/01/2034	3,305,251
20,000	Greene County, OH University Hsg. (Central State University)	5.000	09/01/2024	20,005
55,000	Greene County, OH University Hsg. (Central State University)[1]	5.100	09/01/2035	53,660
70,000	Greene County, OH University Hsg. (Central State University)	5.375	09/01/2022	70,040
15,000	Greene County, OH University Hsg. (Central State University)[1]	5.500	09/01/2027	15,005
20,000	Greene County, OH University Hsg. (Central State University)[1]	5.625	09/01/2032	20,005
1,000,000	Hamilton County, OH Convention Facilities Authority[1]	5.000	12/01/2033	1,116,590
5,475,000	Hamilton County, OH Hospital Facilities (Cincinnati Children’s Hospital Medical Center)[3]	5.000	05/15/2028	6,422,876
2,025,000	Hamilton County, OH Hospital Facilities (Cincinnati Children’s Hospital Medical Center)[3]	5.000	05/15/2029	2,361,572
200,000	Hancock County, OH Hospital (BV/BVHS/BVHF Obligated Group)[1]	5.750	12/01/2026	227,884
47,000	Heath City, OH School District[1]	6.375	12/01/2027	47,212
60,000	Highland Heights, OH GO1	5.700	12/01/2020	60,244
525,000	Jeffrey Place, OH New Community Authority (Jeffrey Place Redevel.)[1]	5.000	12/01/2032	504,677
200,000	Lorain County, OH Port Authority (Alumalloy LLC)[1]	6.000	11/15/2025	198,376
10,000	Lucas County, OH (Metropolitan Sewer & Water District)[1]	5.000	12/01/2018	10,034
750,000	Lucas County, OH Hospital (PHlthcare / TH / FlowerHosp / DH / BPCH / LLTC / PCCSC / SLH / FCommHosp /HMemH / ELBMC / MH Obligated Group)[1]	5.000	11/15/2029	839,737
500,000	Lucas County, OH Hospital (PHlthcare / TH / FlowerHosp / DH / BPCH / LLTC / PCCSC / SLH / FCommHosp /HMemH / ELBMC / MH Obligated Group)[1]	5.750	11/15/2031	578,615
25,000	Maple Heights, OH GO1	5.250	12/01/2018	25,031
300,000	Massillon, OH Parks & Recreation[1]	5.000	12/01/2031	302,319
500,000	Miami University, OH1	5.000	09/01/2036	562,265
10,000	Montgomery County, OH (Catholic Health Initiatives)[1]	5.000	05/01/2030	10,024
15,000	Montgomery County, OH (Catholic Health Initiatives)[1]	5.000	05/01/2032	15,035
500,000	Montgomery County, OH (Miami Valley Hospital)[1]	5.750	11/15/2023	563,880
305,000	New Carlisle, OH (Twin Creek)[1]	6.125	11/01/2026	305,647
1,000,000	Northeast, OH Regional Sewer District[1]	5.000	11/15/2044	1,144,210
500,000	OH Air Quality Devel. Authority (Columbus Southern Power)[1]	5.800	12/01/2038	542,070
10,000	OH Economic Devel. (Ohio Enterprise Bond Fund)[1]	5.150	12/01/2017	10,162
100,000	OH Economic Devel. (Ohio Enterprise Bond Fund-Toledo)[1]	5.500	12/01/2019	101,959

2      OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Ohio (Continued)
$105,000	OH Greater Cincinnati Elderly Hsg. Finance Corp. (Cambridge Apartments)[1,4]	6.600%	08/01/2025	$105,329
1,000,000	OH HFA[1]	5.000	04/01/2027	1,003,380
20,000	OH HFA (Residential Mtg.)[1]	5.550	09/01/2028	20,312
45,000	OH HFA (Residential Mtg.)[1]	5.900	09/01/2023	46,035
170,000	OH HFA (Residential Mtg.)[1]	6.125	09/01/2028	176,044
45,000	OH HFA (Residential Mtg.)[1]	6.200	09/01/2033	46,392
1,000,000	OH Higher Educational Facility Commission (Denison University)[1]	5.000	11/01/2034	1,150,760
500,000	OH Higher Educational Facility Commission (Kenyon College)[1]	5.000	07/01/2037	565,110
1,000,000	OH Higher Educational Facility Commission (Kenyon University)[1]	5.000	07/01/2041	1,125,450
1,000,000	OH Higher Educational Facility Commission (University of Dayton)[1]	5.000	12/01/2044	1,121,300
100,000	OH Port Authority of Columbiana Solid Waste (Apex Environmental)[5,6]	7.125	08/01/2025	2,400
13,461	OH Port Authority of Columbiana Solid Waste (Apex Environmental)[5,6]	10.635	08/01/2025	323
2,000,000	OH River South Authority (Lazarus Building Redevel.)[1]	5.750	12/01/2027	2,023,940
182,710	OH Western Reserve Port Authority Solid Waste Facility (Central Waste)[5]	6.350	07/01/2027	2
700,000	Olentangy, OH Local School District (School Facilities Construction & Improvement)[1]	5.000	12/01/2036	726,313
225,000	Port of Greater Cincinnati, OH Devel. Authority (Public Parking Infrastructure)	6.400	02/15/2034	213,662
200,000	Ross County, OH Hospital (Adena Health System)[1]	5.500	12/01/2028	212,764
175,000	Ross County, OH Hospital (Adena Health System)[1]	5.750	12/01/2028	186,783
10,000	Seven Hills, OH GO1	6.250	12/01/2020	10,040
755,000	Summit County, OH Port Authority[1]	6.500	05/15/2039	769,949
955,000	Summit County, OH Port Authority (Cleveland Flats-East)[1]	6.875	05/15/2040	1,035,803
340,000	Summit County, OH Port Authority (University of Akron Student Hsg.)[1]	6.000	01/01/2036	396,328
410,000	Summit County, OH Port Authority (University of Akron Student Hsg.)[1]	6.000	01/01/2036	463,431
725,000	Toledo-Lucas County, OH Port Authority (Northwest Ohio)[1]	6.000	11/15/2027	731,743
369,758	Toledo-Lucas County, OH Port Authority (Town Square at Levis Commons)[1]	5.400	11/01/2036	369,751
135,141	Toledo-Lucas County, OH Port Authority (Town Square at Levis Commons)[5]	5.400	11/01/2036	1
1,000,000	University of Cincinnati, OH Receipts (Green Bond)[1]	5.000	06/01/2041	1,137,830
85,000	Wapakoneta, OH Sewer[1]	4.950	12/01/2018	85,270
1,500,000	Warren County, OH Port Authority (Corridor 75 Park)[1]	7.500	12/01/2034	1,535,085
245,000	Westlake, OH GO1	5.000	12/01/2021	249,572
1,000,000	Willoughby-Eastlake, OH City School District[1]	5.000	12/01/2046	1,138,240

3      OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
Ohio (Continued)
$350,000	Wright, OH State University[1]	5.000%	05/01/2031	$374,647
				61,493,623

U.S. Possessions—14.3%
750,000	Guam International Airport Authority[1]	6.000	10/01/2034	868,110
185,000	Northern Mariana Islands Commonwealth, Series A1	5.000	06/01/2030	157,927
2,770,000	Puerto Rico Children’s Trust Fund (TASC)	7.647 [7]	05/15/2050	336,389
1,000,000	Puerto Rico Commonwealth GO5	5.500	07/01/2026	602,500
1,250,000	Puerto Rico Commonwealth GO5	6.500	07/01/2037	771,875
32,687	Puerto Rico Electric Power Authority[5]	10.000	07/01/2019	23,458
32,688	Puerto Rico Electric Power Authority[5]	10.000	07/01/2019	23,458
24,516	Puerto Rico Electric Power Authority[5]	10.000	01/01/2021	17,594
24,516	Puerto Rico Electric Power Authority[5]	10.000	07/01/2021	17,594
8,171	Puerto Rico Electric Power Authority[5]	10.000	01/01/2022	5,864
8,172	Puerto Rico Electric Power Authority[5]	10.000	07/01/2022	5,865
500,000	Puerto Rico Electric Power Authority, Series A5	5.000	07/01/2042	305,000
135,000	Puerto Rico Electric Power Authority, Series AAA[5]	5.250	07/01/2027	82,350
80,000	Puerto Rico Electric Power Authority, Series AAA[5]	5.250	07/01/2029	48,800
80,000	Puerto Rico Electric Power Authority, Series AAA[5]	5.250	07/01/2030	48,800
90,000	Puerto Rico Electric Power Authority, Series AAA[5]	5.250	07/01/2031	54,900
750,000	Puerto Rico Electric Power Authority, Series TT5	5.000	07/01/2025	457,500
500,000	Puerto Rico Electric Power Authority, Series XX5	5.250	07/01/2040	305,000
415,000	Puerto Rico Electric Power Authority, Series ZZ5	5.250	07/01/2026	253,150
500,000	Puerto Rico Highway & Transportation Authority[5]	5.500	07/01/2030	300,785
865,000	Puerto Rico Infrastructure (Mepsi Campus)[5]	6.250	10/01/2024	458,882
2,120,000	Puerto Rico Infrastructure (Mepsi Campus)[5]	6.500	10/01/2037	1,046,962
100,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.000	04/01/2027	98,288
100,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.125	04/01/2032	94,879
100,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.375	04/01/2042	93,202
75,000	Puerto Rico ITEMECF (San Lucas & Cristo Redentor Hospitals)	5.750	06/01/2029	26,250
100,000	Puerto Rico ITEMECF (University of the Sacred Heart)[1]	5.000	10/01/2042	68,959
10,000	Puerto Rico Public Buildings Authority[5]	5.125	07/01/2024	5,525
1,000,000	Puerto Rico Public Buildings Authority[5]	6.750	07/01/2036	552,500
250,000	Puerto Rico Public Buildings Authority[5]	7.000	07/01/2025	140,000
1,500,000	Puerto Rico Sales Tax Financing Corp., Series A5	5.750	08/01/2037	388,125
1,345,000	Puerto Rico Sales Tax Financing Corp., Series A, NPFGC	5.898 [7]	08/01/2042	313,761
500,000	Puerto Rico Sales Tax Financing Corp., Series A5	6.375	08/01/2039	131,875
500,000	Puerto Rico Sales Tax Financing Corp., Series C5	5.750	08/01/2057	299,375
500,000	Puerto Rico Sales Tax Financing Corp., Series C5	6.000	08/01/2039	130,625
1,000,000	Puerto Rico Sales Tax Financing Corp., Series C5	6.750 [8]	08/01/2032	266,250

4      OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
U.S. Possessions (Continued)
$165,000	V.I. Public Finance Authority (Matching Fund Loan Note)[1]	6.750%	10/01/2037	$132,647
				8,935,024

Total Investments, at Value (Cost $72,223,847)—112.7%				70,428,647
Net Other Assets (Liabilities)—(12.7)				(7,959,154)
Net Assets—100.0%				$62,469,493

Footnotes to Statement of Investments

1. All or a portion of the security position has been segregated for collateral to cover borrowings.

2. This security is accruing partial income at an anticipated effective rate based on expected interest and/or principal payments. The rate shown is the contractual interest rate.

3. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 3 of the accompanying Notes.

4. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 3 of the accompanying Notes.

5. This security is not accruing income because its issuer has missed or is expected to miss interest and/or principal payments. The rate shown is the contractual interest rate. See Note 3 of the accompanying Notes.

6. Security received as the result of issuer reorganization.

7. Zero coupon bond reflects effective yield on the original acquisition date.

8. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

To simplify the listings of securities, abbreviations are used per the table below:

AHA	Affordable Housing America
BPCH	Bay Park Community Hospital
BV	Blanchard Valley
BVHF	Blanchard Valley Health Foundation
BVHS	Blanchard Valley Health System
CCHMC	Cincinnati Children’s Hospital Medical Center
DH	Defiance Hospital
ELBMC	Emma L. Bixby Medical Center
FCommHosp	Fostoria Community Hospital
FlowerHosp	Flower Hospital
GO	General Obligation
HFA	Housing Finance Agency
HHlthS	Holzer Health Systems
HMCG	Holzer Medical Center-Gallipolis
HMCJ	Holzer Medical Center-Jackson
HMemH	Herrick Memorial Hospital
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
LLTC	Lenawee Long Term Care
MH	Memorial Hospital
NPFGC	National Public Finance Guarantee Corp.
PCCSC	Promedica Continuing Care Services Corp.
PHlthcare	Promedica Healthcare

5      OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

To simplify the listings of securities, abbreviations are used per the table below: (Continued)

SLH	Toledo Hospital
TASC	Tobacco Settlement Asset-Backed Bonds
TH	Toledo Hospital
V.I.	United States Virgin Islands

6      OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

NOTES TO STATEMENT OF INVESTMENTS June 30, 2017 Unaudited

1. Organization

Oppenheimer Rochester Ohio Municipal Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek tax-free income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Effective as of the close of the New York Stock Exchange (“NYSE”) on March 24, 2016 (the “Closing Date”), the Fund will no longer accept purchase orders from new investors and shareholders of other Oppenheimer funds will no longer be able to exchange shares of other funds into the Fund. Please see the Fund’s prospectus for exceptions and additional information.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Securities for which market quotations are not readily available or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the

7      OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

2. Securities Valuation (Continued)

significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager regularly compares prior day prices and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end.

These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts at period end based on valuation input level:

8      OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

2. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Municipal Bonds and Notes
Ohio	$—	$61,490,897	$2,726	$61,493,623
U.S. Possessions	—	8,841,191	93,833	8,935,024

Total Assets	$—	$70,332,088	$96,559	$70,428,647

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

3. Investments and Risks

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse floating rate securities are leveraged instruments, the value of an inverse floating rate security will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of similar maturity and credit quality, including the municipal bond underlying an inverse floating rate security.

An inverse floating rate security is created as part of a financial transaction referred to as a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund sells a fixed-rate municipal bond (the “underlying municipal bond”) to a trust (the “Trust”). The Trust then issues and sells short-term floating rate securities with a fixed principal amount representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating rate security”) to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity provider to the Trust must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the

9      OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Investments and Risks (Continued)

Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related to the rate of interest on the short-term floating rate securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floating rate security.

Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund typically has the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes the underlying municipal bond to the Fund. Through the exercise of this right, the Fund can voluntarily terminate or “collapse” the Trust, terminate its investment in the related inverse floating rate security and obtain the underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short-term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short-term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage provided by the short-term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.

The Fund’s investments in inverse floating rate securities involve certain risks. As short-term interest rates rise, an inverse floating rate security produces less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating rate security produces more current income. Thus, if short-term interest rates rise after the issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities, relative to the par value of the underlying municipal bond. The value of, and income earned on, an inverse floating rate security that has a higher degree of leverage will fluctuate more significantly in response to changes in interest rates and to changes in the market value of the related underlying municipal bond than that of an inverse floating rate security with a lower degree of leverage, and is more likely to be eliminated entirely under adverse market conditions. Changes in the value of an inverse floating rate security will also be more significant than changes in the market value of the related underlying municipal bond because the leverage provided by the related short-term floating rate securities increases the sensitivity of an inverse floating rate security to changes in interest rates and to the market value of the underlying municipal

10      OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

3. Investments and Risks (Continued)

bond. An inverse floating rate security can be expected to underperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is decreasing (or is already small) or when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to resell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse floating rate security, with the holder of the inverse floating rate security (the Fund) generally receiving the proceeds of such sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/ reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in related inverse floating rate securities, if it deems it appropriate to do so.

When the Fund creates an inverse floating rate security in a tender option bond transaction by selling an underlying municipal bond to a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities in the annual and semiannual reports (but does not

11      OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Investments and Risks (Continued)

separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities in the annual and semiannual reports equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund’s Statement of Operations in the annual and semiannual reports, while interest payable on the related short-term floating rate securities is recorded as interest expense. At period end, municipal bond holdings with a value of $8,784,448 shown on the Fund’s Statement of Investments are held by such Trusts and serve as the underlying municipal bonds for the related $5,625,000 in short-term floating rate securities issued and outstanding at that date.

At period end, the inverse floating rate securities associated with tender option bond transactions accounted for as secured borrowings were as follows:

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value
$1,370,000	Hamilton County, OH Hospital Facilities (CCHMC)
	Tender Option Bond Series 2015 XF0030 Trust	15.510%	5/15/28	$2,317,876
505,000	Hamilton County, OH Hospital Facilities (CCHMC)
	Tender Option Bond Series 2015-XF0030-2 Trust	15.550	5/15/29	841,572

				$3,159,448

1. For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.

2. Represents the current interest rate for the inverse floating rate security.

The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities in the annual and semiannual reports, and interest on the security is recorded as investment income on the Fund’s Statement of Operations in the annual and semiannual reports.

The Fund may invest in inverse floating rate securities with any degree of leverage (as measured by the outstanding principal amount of related short-term floating rate securities). However, the Fund may only expose up to 20% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floating rate securities held by the Fund to the total assets of the Fund. The Fund’s exposure to the effects of leverage from its investments in inverse floating rate securities amounts to $5,625,000 at period end.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for

12      OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

3. Investments and Risks (Continued)

immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Sold securities	$5,000

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment.

In June 2016, Congress passed the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”). PROMESA established a federally-appointed fiscal oversight board (the “Oversight Board”) to oversee Puerto Rico’s financial operations and allows the Oversight Board to file cases on behalf of the Commonwealth of Puerto Rico or one of its instrumentalities to restructure debt and other obligations of the relevant entity in a “Title III” proceeding. Title III incorporates many provisions of the federal Bankruptcy Code for U.S. territories, and incorporates legal mechanisms for a litigation stay and restructuring of pension and debt obligations, among other provisions. In early May 2017, Title III petitions were filed for the Commonwealth of Puerto Rico and the Puerto Rico Sales Tax Financing Corporation (“COFINA”), two of the largest issuers of Puerto Rico debt. Title III petitions for Puerto Rico Highways & Transportation Authority (“PRHTA”) and Puerto Rico Electric Power Authority (“PREPA”) were subsequently filed in mid-May and early July, respectively. Title III petitions for additional Puerto Rican instrumentalities are expected to be filed. These restructuring proceedings create uncertainty as to the treatment of claims of varying degrees of seniority and the levels and priorities of payment from the affected entities.

Information concerning securities not accruing interest at period end is as follows:

13      OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Investments and Risks (Continued)

Cost	$12,654,475
Market Value	$6,747,338
Market Value as % of Net Assets	10.80%

Concentration Risk. The Fund invests a large percentage of its total assets in obligations of issuers within its respective state and U.S. territories. Risks may arise from geographic concentration in any state, commonwealth or territory, such as Puerto Rico, the U.S. Virgin Islands, Guam or the Northern Mariana Islands. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory such as ongoing developments in Puerto Rico may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

4. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market.

Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

14      OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

5. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$66,647,575[1]

Gross unrealized appreciation	$4,416,619
Gross unrealized depreciation	(6,211,819)

Net unrealized depreciation	$(1,795,200)

1. The Federal tax cost of securities does not include cost of $5,576,272, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note in Note 3.

15      OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 6/30/2017, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Rochester Ohio Municipal Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	8/15/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	8/15/2017

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	8/15/2017